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                                   FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MARCH 27, 1996


                        QUANTUM LEARNING SYSTEMS, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                  0-18222               87-0432572
     ---------------             -----------          ------------------
     (State or other             (Commission          (I.R.S. Employer
     jurisdiction of             File Number          Identification No.)
      incorporation)



                             1111  SW 17TH STREET
                             OCALA, FLORIDA  34474
              (Address of principal executive offices, zip code)



                                (352) 620-8905
          (Registrant's telephone number, including area code)



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                                   FORM 8-K
                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                        of the Securities Act of 1934


     ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.
                 Not Applicable

     ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
                 The Registrant, who previously reported an agreement to acquire USPIC, Inc., a Florida corporation, has decided, after extensive and comprehensive review of the company, to cancel its plan to acquire USPIC, Inc.

     ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
                 Not Applicable

     ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
                 Not Applicable

     ITEM 5.     OTHER EVENTS.
                 Not Applicable

     ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.
                 Not Applicable

     ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS.
                 Not Applicable

     ITEM 8.     CHANGE IN FISCAL YEAR.
                 Not Applicable


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                                  SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                       QUANTUM LEARNING SYSTEMS, INC.


                                       By:
                                             JAMES K. ISENHOUR
                                             CHAIRMAN OF THE BOARD


DATED:  MARCH 27, 1996